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                                                                    EXHIBIT 10.5




                               GRANT PRIDECO, INC.
                           2000 EMPLOYEE STOCK OPTION
                            AND RESTRICTED STOCK PLAN



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                               GRANT PRIDECO, INC.
                           2000 EMPLOYEE STOCK OPTION
                            AND RESTRICTED STOCK PLAN

                                TABLE OF CONTENTS

                                                                                                            Section
                                                                                                            -------
ARTICLE I - PLAN
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         Purpose................................................................................................1.1
         Effective Date of Plan.................................................................................1.2


ARTICLE II - DEFINITIONS

         Affiliate..............................................................................................2.1
         Agreement..............................................................................................2.2
         Award..................................................................................................2.3
         Board of Directors.....................................................................................2.4
         Code...................................................................................................2.5
         Committee..............................................................................................2.6
         Company................................................................................................2.7
         Disability.............................................................................................2.8
         Employee...............................................................................................2.9
         Exchange Act..........................................................................................2.10
         Fair Market Value.....................................................................................2.11
         Incentive Stock Option................................................................................2.12
         Nonqualified Stock Option.............................................................................2.13
         Option................................................................................................2.14
         Optionee..............................................................................................2.15
         Plan..................................................................................................2.16
         Restricted Period.....................................................................................2.17
         Restricted Stock......................................................................................2.18
         Restricted Stock Award................................................................................2.19
         Retained Distributions................................................................................2.20
         Stock.................................................................................................2.21
         Ten Percent Shareholder...............................................................................2.22

ARTICLE III - ELIGIBILITY


ARTICLE IV - STOCK SUBJECT TO THE PLAN



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
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ARTICLE V - GENERAL PROVISIONS RELATING TO ALL OPTIONS

         Authority to Grant Options ............................................................................5.1
         Non-Transferability....................................................................................5.2
         Changes in the Company's Capital Structure.............................................................5.3
         No Rights As a Stockholder.............................................................................5.4
         Tax Withholding........................................................................................5.5


ARTICLE VI - VARIABLE PROVISIONS RELATING TO SPECIFIC OPTIONS

         Option Price...........................................................................................6.1
         Duration of Options....................................................................................6.2
         Maximum Value of Stock Subject to Options Which are Incentive Stock Options............................6.3
         Amount Exercisable.....................................................................................6.4
         Exercise of Options....................................................................................6.5
         Exercise Following Termination of Employment...........................................................6.6
         Substitution Options...................................................................................6.7


ARTICLE VII - GENERAL PROVISIONS RELATING TO ALL RESTRICTED STOCK AWARDS

         Authority to Grant Awards..............................................................................7.1
         Transferability and Rights with Respect to Restricted Stock............................................7.2
         Withholding Tax........................................................................................7.3
         Changes in Company's Capital Structure.................................................................7.4


ARTICLE VIII - VARIABLE PROVISIONS RELATING TO SPECIFIC RESTRICTED STOCK AWARDS

         Vesting of Restricted Stock............................................................................8.1
         Consequence of Vesting.................................................................................8.2


ARTICLE IX - REQUIREMENTS OF LAW


ARTICLE X - ADMINISTRATION


ARTICLE XI - AMENDMENT OR TERMINATION OF PLAN
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
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ARTICLE XII - MISCELLANEOUS

         No Establishment of a Trust Fund......................................................................12.1
         No Employment Obligation..............................................................................12.2
         Written Agreement.....................................................................................12.3
         Indemnification of the Committee and the Board of Directors...........................................12.4
         Gender................................................................................................12.5
         Headings..............................................................................................12.6
         Other Compensation Plans..............................................................................12.7
         Other Awards..........................................................................................12.8
         Section 83(b) Elections...............................................................................12.9
         Distribution Agreement Options.......................................................................12.10
         Governing Law........................................................................................12.11



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                                    ARTICLE I

                                      PLAN

         1.1 PURPOSE. The Plan is maintained for certain employees of the Company and its Affiliates and is intended to advance the best interests of the Company, its Affiliates, and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in the employ of the Company or any of its Affiliates.

         1.2 EFFECTIVE DATE OF PLAN. The Plan is effective on the effective date of the distribution by Weatherford International, Inc. to its stockholders of all the outstanding shares of stock of the Company.


                                   ARTICLE II

                                   DEFINITIONS

         The words and phrases defined in this Article shall have the meaning set out in these definitions throughout the Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning.

         2.1 "AFFILIATE" means any parent corporation and any subsidiary corporation. The term "parent corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The term "subsidiary corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         2.2 "AGREEMENT" means a written agreement setting forth the terms of an Award.

         2.3 "AWARD" means an Option or a Restricted Stock Award granted under the Plan.

         2.4 "BOARD OF DIRECTORS" means the board of directors of the Company.

         2.5 "CODE" means the Internal Revenue Code of 1986, as amended.

         2.6 "COMMITTEE" means the Compensation Committee of the Board of Directors or other committee designated by the Board of Directors to administer the Plan.



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         2.7 "COMPANY" means Grant Prideco, Inc.

         2.8 "DISABILITY" means a mental or physical disability which, in the opinion of a physician selected by the Committee, shall prevent the Employee from earning a reasonable livelihood with the Company or any Affiliate and which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months and which: (a) was not contracted, suffered or incurred while the Employee was engaged in, or did not result from having engaged in, a felonious criminal enterprise; (b) did not result from alcoholism or addiction to narcotics; and (c) did not result from an injury incurred while a member of the Armed Forces of the United States for which the Employee receives a military pension.

         2.9 "EMPLOYEE" means a person employed by the Company or any Affiliate.

         2.10 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         2.11 "FAIR MARKET VALUE" of the Stock as of any date means (a) the closing sales price of the Stock on that date on the principal securities exchange on which the Stock is listed; or (b) if the Stock is not listed on a securities exchange, the average of the high and low bid quotations for the Stock on that date as reported by the National Association of Securities Dealers Automated Quotation National Market System; or (c) if neither of the foregoing is applicable, an amount determined by the Committee in its sole discretion.

         2.12 "INCENTIVE STOCK OPTION" means an Option that is intended by the Committee to meet the requirements of section 422 of the Code or any successor provision.

         2.13 "NONQUALIFIED STOCK OPTION" means an Option granted pursuant to the Plan which does not qualify as an Incentive Stock Option.

         2.14 "OPTION" means the right to purchase Stock at a price to be specified and upon terms to be designated by the Committee pursuant to the Plan. An Option shall be designated by the Committee as an Incentive Stock Option or a Nonqualified Stock Option.

         2.15 "OPTIONEE" means a person to whom an Option is granted.

         2.16 "PLAN" means the Grant Prideco, Inc. 2000 Employee Stock Option and Restricted Stock Plan, as set out in this document and as it may be amended from time to time.

         2.17 "RESTRICTED PERIOD" means the period designated by the Committee during which Restricted Stock may not be sold, assigned, transferred, pledged, or otherwise encumbered.

         2.18 "RESTRICTED STOCK" means those shares of Stock issued pursuant to a Restricted Stock Award which are subject to the restrictions, terms, and conditions set forth in the related Agreement.

         2.19 "RESTRICTED STOCK AWARD" means an award of Restricted Stock pursuant to Section 7.1.



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         2.20 "RETAINED DISTRIBUTIONS" means any securities or other property
(other than regular cash dividends) distributed by the Company in respect of Restricted Stock during any Restricted Period.

         2.21 "STOCK" means the common stock of the Company, $.01 par value (or such other par value as may be designated by act of the Company's stockholders) or, in the event that the outstanding shares of common stock are later changed into or exchanged for a different class of stock or securities of the Company or another corporation, that other stock or security.

         2.22 "TEN PERCENT SHAREHOLDER" means an individual who, at the time the Option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate. An individual shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.



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                                   ARTICLE III

                                   ELIGIBILITY

         The individuals who shall be eligible to receive Awards shall be those key employees of the Company or any of its Affiliates as the Committee shall determine from time to time. The Board of Directors may designate one or more individuals who shall not be eligible to receive any Awards under the Plan.


                                   ARTICLE IV

                            STOCK SUBJECT TO THE PLAN

         The total amount of the Stock with respect to which Awards may be granted shall not exceed in the aggregate 10,000,000 shares. The class and aggregate number of shares which may be subject to the Options granted under the Plan shall be subject to adjustment under Section 5.4. The class and aggregate number of shares which may be subject to the Restricted Stock Awards granted under the Plan shall also be subject to adjustment under Section 7.4. Shares may be treasury shares or authorized but unissued shares. If any Award under the Plan shall expire or terminate for any reason without having been exercised in full, or if any Award shall be forfeited, the shares subject to the unexercised or forfeited portion of such Award shall again be available for the purposes of the Plan.


                                   ARTICLE V

                   GENERAL PROVISIONS RELATING TO ALL OPTIONS

         5.1 AUTHORITY TO GRANT OPTIONS. The Committee may grant to those employees of the Company or any of its Affiliates, as it shall from time to time determine, Incentive Stock Options or Nonqualified Stock Options under the terms and conditions of the Plan. Subject only to any applicable limitations set out in the Plan, the number of shares of Stock to be covered by any Option to be granted to an employee of the Company or any of its Affiliates shall be as determined by the Committee.

         5.2 NON-TRANSFERABILITY. Options shall not be transferable by the Employee otherwise than by will or under the laws of descent and distribution or pursuant to a domestic relations order, and shall be exercisable, during the Employee's lifetime, only by the Employee.

         5.3 CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any



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part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         If the Company shall effect a subdivision or consolidation of shares or other capital adjustment of, or the payment of a dividend in capital stock or other equity securities of the Company on its Stock, or other increase or reduction of the number of shares of the Stock without receiving consideration therefor in money, services, or property, or the reclassification of its Stock, in whole or in part, into other equity securities of the Company, then (a) the number, class and per share price of shares of Stock subject to outstanding Options hereunder shall be appropriately adjusted (or in the case of the issuance of other equity securities as a dividend on, or in a reclassification of, the Stock, the Options shall extend to such other securities) in such a manner as to entitle an Optionee to receive, upon exercise of an Option, for the same aggregate cash consideration, the same total number and class or classes of shares (or in the case of a dividend of, or reclassification into, other equity securities, such other securities) he would have held after such adjustment if he had exercised his Option in full immediately prior to the event requiring the adjustment, or, if applicable, the record date for determining stockholders to be affected by such adjustment; and (b) the number and class of shares then reserved for issuance under the Plan (or in the case of a dividend of, or reclassification into, other equity securities, such other securities) shall be adjusted by substituting for the total number and class of shares of stock then received, the number and class or classes of shares of stock (or in the case of a dividend of, or reclassification into, other equity securities, such other securities) that would have been received by the owner of an equal number of outstanding shares of Stock as a result of the event requiring the adjustment. Comparable rights shall accrue to each Optionee in the event of successive subdivisions, consolidations, capital adjustments, dividends or reclassifications of the character described above.

         If the Company shall distribute to all holders of its shares of Stock (including any such distribution made to non-dissenting stockholders in connection with a consolidation or merger in which the Company is the surviving corporation and in which holders of shares of Stock continue to hold shares of Stock after such merger or consolidation) evidences of indebtedness or cash or other assets (other than cash dividends payable out of consolidated retained earnings not in excess of, in any one year period, the greater of (a) an amount per share of Stock equal to $.01 per share of Stock (as the same may be adjusted from time to time by the Board of Directors to reflect the effect of changes in capitalization) and (b) two times the aggregate amount of dividends per share paid during the preceding calendar year and dividends or distributions payable in shares of Stock or other equity securities of the Company described in the immediately preceding paragraph, but including stock or other securities of any corporation or other entity owned by the Company), then in each case the Option price shall be adjusted by reducing the Option price in effect immediately prior to the record date for the determination of stockholders entitled to receive such distribution by the fair market value, as determined in good faith by the Board of Directors (whose determination shall be described in a statement filed in the Company's corporate records and be available for inspection by any holder of an Option) of the portion of the evidence of indebtedness or cash or other assets so to be distributed applicable to one share of Stock; provided that in no event shall the Option price be less than the par value of a share of Stock. In the event such adjustment would result in the Option price being less than the par value of a share of Stock but for the foregoing proviso, the terms of the Option shall be appropriately adjusted so as to maintain the economic value of the Option, including through an adjustment to the number of shares of Stock subject to the Option and through



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a provision allowing the holder of the Option to receive the evidence of indebtedness or cash or other assets so to be distributed applicable to one share of Stock for each share of Stock that may be purchased on the exercise of the Option. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of the distribution retroactive to the record date for the determination of the stockholders entitled to receive such distribution. In addition, in the event the Company distributes shares or other securities of a subsidiary corporation or other entity to the holders of the Stock, the Board of Directors may, in lieu of the adjustment provided above, make provision allowing the holder of the Option to receive the shares or securities of the corporation or entity that is subject to the distribution. Comparable adjustments shall be made in the event of successive distributions of the character described above.

         If the Company shall make a tender offer for, or grant to all of its holders of its shares of Stock the right to require the Company or any subsidiary of the Company to acquire from such stockholders shares of Stock, at a price in excess of the Fair Market Value (a "Put Right"), or the Company shall grant to all of its holders of its shares of Stock the right to acquire shares of Stock for less than the Fair Market Value (a "Purchase Right") then, in the case of a Put Right, the Option price shall be adjusted by multiplying the Option price in effect immediately prior to the record date for the determination of stockholders entitled to receive such Put Right by a fraction, the numerator of which shall be the number of shares of Stock then outstanding minus the number of shares of Stock which could be purchased at the Fair Market Value for the aggregate amount which would be paid if all Put Rights are exercised and the denominator of which is the number of shares of Stock which would be outstanding if all Put Rights are exercised; and, in the case of a Purchase Right, the Option price shall be adjusted by multiplying the Option price in effect immediately prior to the record date for the determination of the stockholders entitled to receive such Purchase Right by a fraction, the numerator of which shall be the number of shares of Stock then outstanding plus the number of shares of Stock which could be purchased at the Fair Market Value for the aggregate amount which would be paid if all Purchase Rights are exercised and the denominator of which is the number of shares of Stock which would be outstanding if all Purchase Rights are exercised. In addition, the number of shares subject to the Option shall be increased by multiplying the number of shares then subject to the Option by a fraction which is the inverse of the fraction used to adjust the Option price. Notwithstanding the foregoing, if any such Put Rights or Purchase Rights shall terminate without being exercised, the Option price and number of shares subject to the Option shall be appropriately readjusted to reflect the Option price and number of shares subject to the Option which would have been in effect if such unexercised Put Rights or Purchase Rights had never existed. Comparable adjustments shall be made in the event of successive transactions of the character described above.

         After the merger of one or more corporations into the Company, after any consolidation of the Company and any one or more corporations, or after any other corporate transaction described in section 424(a) of the Code in which the Company shall be the surviving corporation, each Optionee, at no additional cost, shall be entitled to receive, upon any exercise of his Option, in lieu of the number of shares as to which the Option shall then be so exercised, the number and class of shares of stock or other equity securities to which the Optionee would have been entitled pursuant to the terms of the agreement of merger or consolidation if at the time of such merger or consolidation such Optionee had been a holder of a number of shares of Stock equal to the number of shares as to which the Option shall then be so exercised and, if as a result of such merger,



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consolidation or other transaction, the holders of Stock are not entitled to receive any shares of Stock pursuant to the terms thereof, each Optionee, at no additional cost, shall be entitled to receive, upon exercise of his Option, such other assets and property, including cash, to which he would have been entitled if at the time of such merger, consolidation or other transaction he had been the holder of the number of shares of Stock equal to the number of shares as to which the Option shall then be so exercised. Comparable rights shall accrue to each Optionee in the event of successive mergers or consolidations of the character described above.

         After a merger of the Company into one or more corporations, after any consolidation of the Company and any one or more corporations, or after any other corporate transaction described in section 424(a) of the Code in which the Company is not the surviving corporation, each Optionee shall, at no additional cost, be entitled, at the option of the surviving corporation, (i) to have his then existing Option assumed or to have a new option substituted for the existing Option by the surviving corporation to the transaction which is then employing him, or a parent or subsidiary of such corporation, on a basis where the excess of the aggregate fair market value of the shares subject to the option immediately after the substitution or assumption over the aggregate option price of such option is equal to the excess of the aggregate fair market value of all shares subject to the Option immediately before such substitution or assumption over the aggregate Option price of such shares, provided that the shares subject to the new option must be traded on the New York or American Stock Exchange or quoted on the National Association of Securities Dealers Automated Quotation National Market System (or successor system) or (ii) to receive upon any exercise of his Option, in lieu of the number of shares as to which the Option shall then be so exercised, the securities, property and other assets, including cash, to which the Optionee would have been entitled pursuant to the terms of the agreement or merger or consolidation or the agreement giving rise to the other corporate transaction if at the time of such merger, consolidation or other transaction such Optionee had been the holder of the number of shares of Stock equal to the number of shares as to which the Option shall then be so exercised.

         If a corporate transaction described in section 424(a) of the Code which involves the Company is to take place and there is to be no surviving corporation while an Option remains in whole or in part unexercised, it shall be cancelled by the Board of Directors as of the effective date of any such corporate transaction but before the date each Optionee shall be provided with a notice of such cancellation and each Optionee shall have the right to exercise such Option in full (without regard to any limitations on exercise set forth in or imposed by the Agreement pursuant to which such Option was granted) to the extent it is then still unexercised during a 30-day period preceding the effective date of such corporate transaction.

         In the event (i) the Company were to distribute to its stockholders or otherwise divest of a majority of the stock of a subsidiary corporation that is the principal employer of the Employee and (ii) following such distribution or divestment the stock of the subsidiary corporation or any parent corporation of such subsidiary corporation is listed or authorized for listing on a national securities exchange or authorized for quotation on the National Association of Securities Dealers Automated Quotation National Market System (or successor system), the Board of Directors may, but shall not be required to, adjust the terms of the Option to provide that such Option shall only represent a right to purchase shares in such subsidiary corporation or parent corporation and the number of shares and exercise price will be appropriately adjusted so as to maintain the economic value of the Option.



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This adjustment would be in lieu of any adjustment that might otherwise be required under this Section 5.4 for that transaction.

         Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock then subject to outstanding Options.

         5.4 NO RIGHTS AS A STOCKHOLDER. No Employee shall have any rights as a stockholder with respect to Stock covered by his Option until the date a stock certificate is issued for the Stock.

         5.5 TAX WITHHOLDING. The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Employee any sums required by federal, state, or local tax law to be withheld with respect to the grant or exercise of an Option. In the alternative, the Company may require the Employee (or other person exercising the Option) to pay the sum directly to the employer corporation. If the Employee (or other person exercising the Option) is required to pay the sum directly, payment in cash or by check of such sums for taxes shall be delivered within ten days after the date of exercise. The Company shall have no obligation upon exercise of any Option until payment has been received, unless withholding (or offset against a cash payment) as of or prior to the date of exercise is sufficient to cover all sums due with respect to that exercise. The Company and its Affiliates shall not be obligated to advise an Employee of the existence of the tax or the amount which the employer corporation will be required to withhold. The Company may also allow for the retention of shares of Stock issuable upon the exercise of an Option to satisfy such withholding as specified in Section 6.4.


                                   ARTICLE VI

                VARIABLE PROVISIONS RELATING TO SPECIFIC OPTIONS

         6.1 OPTION PRICE. The price at which shares of Stock may be purchased under a Nonqualified Stock Option shall not be less than the aggregate par value of the shares of Stock on the date the Nonqualified Stock Option is granted. The Committee in its discretion may provide that the price at which shares of Stock may be purchased under a Nonqualified Stock Option may be more or less than 100 percent of Fair Market Value on the date the Option is granted.

         The price at which shares of Stock may be purchased under an Incentive Stock Option shall be not less than the Fair Market Value of the shares of Stock on the date the Incentive Stock Option is granted. However, in the case of a Ten Percent Shareholder, the price at which shares of Stock may be purchased under an Incentive Stock Option shall be at least 110 percent of the Fair Market Value of the Stock on the date the Option is granted.

         6.2 DURATION OF OPTIONS. No Option which is an Incentive Stock Option shall be exercisable after the expiration of ten years from the date such Option is granted. In the case of a



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Ten Percent Shareholder, no Incentive Stock Option shall be exercisable after the expiration of five years from the date the Incentive Stock Option is granted. Unless otherwise provided in an Agreement, no Nonqualified Stock Option shall be exercisable after one day less than ten years from the date such Option first becomes exercisable.

         6.3 MAXIMUM VALUE OF STOCK SUBJECT TO OPTIONS WHICH ARE INCENTIVE STOCK OPTIONS. To the extent that the aggregate Fair Market Value (determined as of the date the Option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee in any calendar year (under the Plan and any other incentive stock option plan(s) of the Company and any Affiliate) exceeds $100,000, the Options shall be treated as Nonqualified Stock Options. In making this determination, Options shall be taken into account in the order in which they were granted.

        6.4 AMOUNT EXERCISABLE - INCENTIVE OPTIONS. Each Option may be exercised from time to time, in whole or in part, in the manner and subject to the conditions the Committee, in its sole discretion, may provide in the Agreement, as long as the Option is valid and outstanding under the terms of the Plan. To the extent that the aggregate Fair Market Value (determined as of the time an Incentive Option is granted) of the Stock with respect to which Incentive Options first become exercisable by the Employee during any calendar year (under the Plan and any other incentive stock option plan(s) of the Company or any Affiliate) exceeds $100,000, the Incentive Options shall be treated as Nonqualified Stock Options. In making this determination, Incentive Stock Options shall be taken into account in the order in which they were granted. Unless otherwise provided in an Agreement, (a) in the case of death or Disability within three years of the date of grant, while the Optionee is an Employee, each Option shall become immediately exercisable as described in
Section 6.6, and (b) in the case of retirement by an Employee within three years of the date of grant, each Option shall become exercisable as described in
Section 6.6.

         6.5 EXERCISE OF OPTIONS. An Optionee may exercise his Option by delivering to the Company a written notice stating (i) that he wishes to exercise the Option on the date the notice is delivered, (ii) the number of shares of Stock with respect to which the Option is to be exercised, (iii) the address to which the certificate representing such shares of Stock should be mailed, and (iv) his social security number. In order to be effective, such written notice shall be accompanied by (i) payment of the Option price of such shares of Stock and (ii) payment of an amount of money necessary to satisfy any withholding tax liability that may result from the exercise of the Option. Each such payment shall be made by cashier's check drawn on a national banking association and payable to the order of the Company in United States dollars.

         Unless otherwise provided in an Agreement, if, at the time of receipt by the Company of such written notice, (i) the Company has unrestricted surplus in an amount not less than the Option price of such shares of Stock, (ii) all accrued cumulative preferential dividends and other current preferential dividends on all outstanding shares of preferred stock of the Company have been fully paid, (iii) the acquisition by the Company of its own shares of Stock for the purpose of enabling such Optionee to exercise such Option is otherwise permitted by applicable law and without any vote or consent of any stockholder of the Company, and (iv) there shall have been adopted, and there shall be in full force and effect, a resolution of the Board of Directors authorizing the acquisition by the Company of its own shares of Stock for such purpose, then the Optionee may deliver to the



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Company, in payment of the Option price of the shares of Stock with respect to which the Option is exercised, (x) certificates registered in the name of the Optionee that represent a number of shares of Stock legally and beneficially owned by the Optionee (free of all liens, claims and encumbrances of every kind) and having a fair market value on the date of receipt by the Company of such written notice that is not greater than the Option price of the shares of Stock with respect to which the Option is to be exercised, such certificates to be accompanied by stock powers duly endorsed in blank by the record holder of the shares of Stock represented by such certificates, with the signature of such record holder guaranteed by a national banking association (or in lieu of such certificates, other arrangements for the transfer of such shares to the Company which are satisfactory to the Company), and (y) if the Option price of the shares of Stock with respect to which such Option is to be exercised exceeds such fair market value, a cashier's check drawn on a national banking association and payable to the order of the Company in an amount, in United States dollars, equal to the amount of such excess plus the amount of money necessary to satisfy any withholding tax liability that may result from the exercise of the Option. Notwithstanding the provisions of the immediately preceding sentence, the Committee, in its sole discretion, may refuse to accept shares of Stock in payment of the Option price of the shares of Stock with respect to which the Option is to be exercised and, in that event, any certificates representing shares of Stock that were received by the Company with such written notice shall be returned to the Optionee, together with notice by the Company to the Optionee of the refusal of the Committee to accept such shares of Stock. Unless otherwise provided in the Agreement, the Company, upon approval of the Committee and in its sole discretion, upon the request of the Optionee, may retain shares of Stock which would otherwise be issued upon exercise of an Option to satisfy any withholding tax liability that may result from the exercise of such Option, which shares shall be valued for such purpose at their then Fair Market Value. If, at the expiration of seven business days after the delivery to the Optionee of such written notice from the Company, the Optionee shall not have delivered to the Company a cashier's check drawn on a national banking association and payable to the order of the Company in an amount, in United States dollars, equal to the Option price of the shares of Stock with respect to which the Option is to be exercised, such written notice from the Optionee to the Company shall be ineffective to exercise the Option.

         As promptly as practicable after the receipt by the Company of (i) such written notice from the Optionee, (ii) payment, in the form required by the foregoing provisions of this Section 6.4, of the Option price of the shares of Stock with respect to which the Option is to be exercised, and (iii) payment, in the form required by the foregoing provisions of this Section 6.4, of an amount of money necessary to satisfy any withholding tax liability that may result from the exercise of the Option, a certificate shall be issued representing the number of shares of Stock with respect to which the Option has been so exercised, reduced, to the extent applicable by the number of shares retained by the Company as provided above to pay any required withholding tax, such certificate to be registered in the name of the Optionee, provided that such delivery shall be considered to have been made when such certificate shall have been mailed, postage prepaid, to such optionee at the address specified for such purpose in such written notice from the Optionee to the Company.

         6.6 EXERCISE FOLLOWING TERMINATION OF EMPLOYMENT. Unless it is expressly provided otherwise in the Agreement or other written agreement with the Employee that provides otherwise, an Option shall terminate as follows, provided, however, if an Incentive Stock Option is not exercised within specified time limits prescribed by the Code, it shall become a Nonqualified Stock Option by operation of law:

         SEVERANCE OF EMPLOYMENT. If the Employee severs employment from the Company and all Affiliates prior to three years from the date his Option was granted, for any reason, with or without cause, other than for death, retirement under the then-established rules of the Company, or as a result of his incurring a Disability, his Option shall terminate and be immediately forfeited. If the Employee severs employment from the Company and all Affiliates for any reason, with or without cause, other than for death, retirement under the then-established rules of the Company, or as a result of his incurring a Disability on or after three years from the date his Option was granted, the Option shall continue in effect until the date the Option is otherwise due to expire in accordance with Section 6.2. Whether authorized leave of absence or absence on military or government service shall constitute severance of the employment of the Employee shall be determined by the Committee at that time.

         In determining the employment relationship between the Company and the Employee, employment by any Affiliate shall be considered employment by the Company, as shall employment by a corporation issuing or assuming a stock option in a transaction to which section 424(a) of the Code applies, or by a parent corporation or subsidiary corporation of the corporation issuing or assuming a stock option (and for this purpose, the phrase "corporation issuing or assuming a stock option" shall be substituted for the word "Company" in the definitions of parent corporation and subsidiary corporation in Section 2.1, and the parent-subsidiary relationship shall be determined at the time of the corporate action described in section 424(a) of the Code).

         DEATH. If the Employee dies prior to three years from the date his Option was granted, the Option shall continue in effect until ten years following the date of the Employee's death. If the Employee dies on or after three years from the date his Option was granted, the Option shall continue in effect until the date the Option is otherwise due to expire in accordance with
Section 6.2. After the death of the Employee, the Employee's executors, administrators or any persons to whom his Option may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to the Option's expiration to exercise it.

         RETIREMENT. If the Employee retires in good standing from the employ of the Company under the then-established rules of the Company, prior to three years from the date his Option was granted, the Employee shall become entitled to exercise that portion of his Option determined by multiplying the number of shares of Stock subject to the Option by a fraction, the numerator of which is the Employee's total whole years of service since the Option was granted and the denominator of which is three. To the extent that the Option is exercisable under the preceding sentence, the Option shall be exercisable until ten years following the date of the Employee's retirement in accordance with this Section 6.5, and the remainder of the Option shall terminate immediately. If the Employee retires in good standing from the employ of the Company under the then-established rules of the Company on or after three years from the date his Option was granted, such Option shall continue until the date the Option is otherwise due to expire in accordance with Section 6.2.

         DISABILITY. If the Employee severs from the employ of the Company as a result of his incurring a Disability prior to three years from the date his Option was granted, the Option shall be immediately exercisable and shall continue in effect until ten years following the date he was severed from the employ of the Company due to Disability. If the Employee severs from the employ of the Company due to his Disability on or after three years from the date his Option was granted, the Option shall continue in effect until the date the Option is otherwise due to expire in accordance with Section 6.2.

         6.7 SUBSTITUTION OPTIONS. Options may be granted under the Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of the Company, or whose employer is about to become a parent or subsidiary corporation of the Company, conditioned upon the employee becoming an employee of the Company or a parent or subsidiary corporation of the Company, as a result of the merger or consolidation of the Company with another corporation, or the acquisition by the Company of substantially all the assets of another corporation, or the acquisition by the Company of at least 50 percent of the issued and outstanding stock of another corporation as the result of which it becomes a subsidiary of the Company. The terms and conditions of the substitute Options so granted may vary from the terms and conditions set forth in the Plan to such extent as the Board of Directors at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.


                                   ARTICLE VII

           GENERAL PROVISIONS RELATING TO ALL RESTRICTED STOCK AWARDS

         7.1 AUTHORITY TO GRANT AWARDS. The Committee may make an Award of Restricted Stock to selected eligible Employees. The amount of each Restricted Stock Award and the respective terms and conditions of each Award (which terms and conditions need not be the same in each case) shall be determined by the Committee in its sole discretion. However, the terms and conditions of an Award shall not be inconsistent with the terms of the Plan.

         7.2 TRANSFERABILITY AND RIGHTS WITH RESPECT TO RESTRICTED STOCK. Except as provided herein, Restricted Stock may not be sold, assigned, transferred, pledged, or otherwise encumbered during a Restricted Period. Any attempted sale, assignment, transfer, pledge or encumbrance of Restricted Stock in violation of the Plan shall be void and the Company shall not be bound thereby.

         During the Restricted Period, certificates representing the Restricted Stock and any Retained Distributions shall be registered in the recipient's name and may bear a restrictive legend to the effect that ownership of such Restricted Stock (and any such Retained Distributions), and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms, and conditions provided in the Plan and the applicable Agreement. Such certificates shall be deposited by the recipient with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions which shall be forfeited in accordance with the Plan and the applicable Agreement. Restricted Stock shall constitute issued and outstanding shares of Stock for all corporate purposes.

         Subject to the terms of the Plan and the Agreement with respect to the Award, the recipient shall have the right to vote the Restricted Stock awarded to such recipient and to receive and retain all regular cash dividends, and to exercise all other rights, powers and privileges of a holder of Stock, with respect to such Restricted Stock, with the exception that (i) the recipient shall not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the restrictions applicable thereto shall have expired, (ii) the Company shall retain custody of all Retained Distributions made or declared with respect to the Restricted Stock (and such Retained Distributions shall be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid, or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in separate accounts and
(iii) the recipient may not sell, assign, transfer, pledge, exchange, encumber, or dispose of the Restricted Stock or any Retained Distributions during the Restricted Period. Nothing in this Section shall prevent transfers by will or by the applicable laws of descent and distribution.

         7.3 WITHHOLDING TAX. The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Employee any sums required by federal, state or local tax law to be withheld with respect to Restricted Stock Awards hereunder; or the Company may require the Employee to pay such sums directly to the employer corporation.

         The Company may meet its tax withholding obligations under the Code and applicable state or local law arising upon the vesting of Restricted Stock by delivering to the Restricted Stock recipient (or his estate, if applicable) a reduced number of shares of Stock in the manner specified below. At the time of vesting of shares of Restricted Stock, the Company shall (i) calculate the amount of withholding tax due on the assumption that all such vested shares of Restricted Stock are made available for delivery, (ii) reduce the number of such shares made available for delivery so that the Fair Market Value of the shares withheld on the vesting date approximates the amount of tax the Company is obliged to withhold and (iii) in lieu of the withheld shares, remit cash to the United States Treasury and other applicable governmental authorities, on behalf of the participant, in the amount of the withholding tax due. The Company shall withhold only whole shares of Stock to satisfy its withholding obligation. If the Fair Market Value of the withheld shares does not equal Company's withholding tax obligation, the Company shall withhold shares with a Fair Market Value slightly in excess of the amount of its withholding obligation and shall remit the excess cash to the Restricted Stock Award recipient (or his estate, if applicable) with the shares of Stock made available for delivery. The withheld shares of Restricted Stock not made available for delivery by the Company shall be retained as treasury stock or will be cancelled and, in either case, the recipient's right, title and interest in such Restricted Stock shall terminate.

         7.4 CHANGES IN COMPANY'S CAPITAL STRUCTURE. In the event that the issued and outstanding shares of Stock should, as a result of any stock dividend, stock split or spin-off, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of property or stock, separation, reclassification, reorganization, liquidation, or other similar event, be increased or decreased or changed into or exchanged for a different number or kind of share of stock or other securities of the Company or of another corporation, the number and class of additional shares or other securities which may be issued pursuant to Restricted Stock Awards under the Plan will be appropriately adjusted by the Committee to reflect such action. If any adjustment shall result in a fractional share, the fraction shall be disregarded.


                                  ARTICLE VIII

        VARIABLE PROVISIONS RELATING TO SPECIFIC RESTRICTED STOCK AWARDS

         8.1 VESTING OF RESTRICTED STOCK. Restricted Stock Awards shall be subject to such vesting restrictions, if any, as the Committee shall determine in its sole discretion. The vesting restrictions shall be specified in the Agreements relating to the Awards.

         8.2 CONSEQUENCE OF VESTING. Subject to Article IX, when shares of Restricted Stock become vested, the Restricted Period shall be terminated as to those shares, and the Company shall deliver to the Restricted Stock Award recipient (or his estate, if applicable) a Stock certificate representing those shares and all Retained Distributions made or declared with respect to those shares, reduced as necessary to satisfy the Company's tax withholding obligation.


                                   ARTICLE IX

                               REQUIREMENTS OF LAW

         The Company shall not be required to sell, issue or deliver any shares of Stock under any Award if such sale, issuance or delivery shall constitute a violation by the Award recipient or the Company of any provisions of any law or regulation of any governmental authority. Each Award granted under the Plan shall be subject to the requirements that, if at any time the Board of Directors or the Committee shall determine that the listing, registration or qualification of the shares upon any securities exchange or under any state or federal law of the United States or of any other country or governmental subdivision, or the consent or approval of any governmental regulatory body, or investment or other representations, are necessary or desirable in connection with the issue, or purchase or delivery of shares subject to an Award, that Award shall not be exercised in whole or in part and no shares shall be delivered pursuant to an Award unless the listing, registration, qualification, consent, approval or representations shall have been effected or obtained free of any conditions not acceptable to the Committee. Any determination in this connection by the Committee shall be final. In the event the shares issuable or deliverable on exercise or vesting of an Award are not registered under the Securities Act of 1933, the Company may imprint on the certificate for those shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

         "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be sold or transferred except upon registration or upon receipt by the Corporation of an opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, that registration is not required for a sale or transfer."

The Company may, but shall in no event be obligated to, register any securities covered by the Plan under the Securities Act of 1933 (as now in effect or as later amended) and, in the event any shares are registered, the Company may remove any legend on certificates representing those shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Award or the issuance or delivery of shares under the Award to comply with any law or regulation or any governmental authority.


                                    ARTICLE X

                                 ADMINISTRATION

         The Plan shall be administered by the Committee. All questions of interpretation and application of the Plan and Options shall be subject to the determination of the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. The Plan shall be administered in such a manner as to permit the Options granted under it which are designated to be Incentive Options to qualify as Incentive Options. In carrying out its authority under the Plan, subject to the express terms of any outstanding Option or other agreement with an Employee, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

                  (a) determine the Employees to whom and the time or times at which Options will be made,

                  (b) determine the number of shares and the purchase price of Stock covered in each Option, subject to the terms of the Plan,

                  (c) determine the terms, provisions and conditions of each Option, which need not be identical,

                  (d) accelerate the time at which any outstanding Option may be exercised,

                  (e) define the effect, if any, on an Option of the death, Disability, retirement, or termination of employment of the Employee,

                  (f) prescribe, amend and rescind rules and regulations relating to administration of the Plan, and

                  (g) make all other determinations and take all other actions deemed necessary, appropriate, or advisable for the proper administration of the Plan.

The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of the Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties.


                                   ARTICLE XI

                        AMENDMENT OR TERMINATION OF PLAN

         The Board of Directors may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion subject to the rights of holders of outstanding Awards at the time of such amendment, termination or suspension.


                                   ARTICLE XII

                                  MISCELLANEOUS

         12.1 NO ESTABLISHMENT OF A TRUST FUND. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Employee under the Plan. All Employees shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under the Plan.

         12.2 NO EMPLOYMENT OBLIGATION. The granting of any Option shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ any Employee. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Option has been granted to him.

         The decision of the Committee as to the cause of the Employee's discharge, the damage done to the Company or an Affiliate, and the extent of the Employee's competitive activity shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the Employee by the Company or an Affiliate in any manner.

         12.3 WRITTEN AGREEMENT. Each Award shall be embodied in a written Agreement which shall be subject to the terms and conditions of the Plan and shall be signed by the Employee and the Company. The Agreement may contain any other provisions that the Committee in its discretion shall deem advisable.

         12.4 INDEMNIFICATION OF THE COMMITTEE AND THE BOARD OF DIRECTORS. With respect to administration of the Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board of Directors, whether or not he continues to be a member of the Committee and/or the Board of Directors at the time of incurring the expenses--including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or the Board of Directors. However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board of Directors in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee or the Board of Directors. In addition, no right of indemnification under the Plan shall be available to or enforceable by any member of the Committee and the Board of Directors unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board of Directors and shall be in addition to all other rights to which a member of the Committee and the Board of Directors may be entitled as a matter of law, contract, or otherwise.

         12.5 GENDER. If the context requires, words of one gender when used in the Plan shall include the others and words used in the singular or plural shall include the other.

         12.6 HEADINGS. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

         12.7 OTHER COMPENSATION PLANS. The maintenance of the Plan shall not affect any other stock option, incentive or other compensation or benefit plans or arrangements, including any employment, change of control or severance agreements, in effect with or for the Company or any Affiliate, nor shall the maintenance of the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

         12.8 OTHER AWARDS. The grant of an Award shall not confer upon the Employee the right to receive any future or other Awards under the Plan, whether or not Awards may be granted to similarly situated Employees, or the right to receive future Awards upon the same terms or conditions as previously granted.

         12.9 SECTION 83(b) ELECTIONS. No Employee shall exercise the election permitted under section 83(b) of the Code with respect to an Award without written approval of the chief financial officer of the Company. If the Committee permits such an election with respect to any Award, the Company shall require the Award recipient to pay the Company an amount necessary to satisfy the Company's tax withholding obligation.

         12.10 DISTRIBUTION AGREEMENT OPTIONS. Notwithstanding any other provision of the Plan, Nonqualified Stock Options may be granted under the Plan in accordance with the Distribution Agreement by and between Weatherford International, Inc. and the Company (the "Distribution Agreement") whether or not the persons to whom such Nonqualified Stock Options are granted are Employees. For the purpose of any Nonqualified Stock Option granted pursuant to this Section

12.10, employment with either the Company and any of its Affiliates or Weatherford International, Inc. and any of its subsidiaries or other affiliates will satisfy any condition to continuing employment where discontinued employment would cause the Nonqualified Stock Option to terminate.

         12.11 GOVERNING LAW. The provisions of the Plan shall be construed, administered, and governed under the laws of the State of Texas.